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                                                                   Exhibit 10.62

                               PROXIM CORPORATION

                  1999 PROXIM CORPORATION STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the 1999 Proxim Corporation Stock Incentive Plan shall have the same defined meanings in the Stock Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT

         [OPTIONEE'S NAME AND ADDRESS]

         You have been granted an option to purchase the common stock of the Company ("Common Stock"), subject to the terms and conditions of the Plan and this option agreement (the "Option Agreement"), as follows:

         Grant Number                     ______________________________________

         Date of Grant                    ______________________________________

         Vesting Commencement Date        ______________________________________

         Exercise Price per Share         $_____________________________________

         Total Number of Shares Granted   ______________________________________

         Total Exercise Price             $_____________________________________

         Type of Option:                  ________ Incentive Stock Option
                                          ________ Nonstatutory Stock Option

         Term/Expiration Date:            ______________________________________

         Vesting Schedule:

         Subject to the Optionee's continued employment or consultancy by the Company on such dates, this Option shall vest and become exercisable in accordance with the following schedule:

         [ONE-THIRD OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/36TH OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER.]

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II.      AGREEMENT

         The Committee hereby designates the undersigned as a Participant and grants to the undersigned (the "Optionee") an Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference, and this Option Agreement.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in this Option Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

         Section 1.1 Applicable Laws

         "Applicable Laws" shall mean the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         Section 1.2 Grant Date

         "Grant Date" shall mean the date the Option is granted, as set forth in the Notice of Grant.

         Section 1.3 Option

         "Option" shall mean an option to purchase Shares granted under this Option Agreement.

         Section 1.4 Permanent Disability

         "Permanent Disability" shall have the same meaning as such term is defined in the Plan.

         Section 1.5 Plan

         "Plan" shall mean the 1999 Proxim Corporation Stock Incentive Plan.

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                                   ARTICLE II

                                GRANT OF OPTION

         Section 2.1 Grant of Option

         For good and valuable consideration, on and as of the date hereof, the Company grants to the Optionee an Option to purchase any part or all of an aggregate of the number of shares set forth with respect to such Option in the Notice of Grant of its Shares upon the terms and conditions set forth in this Option Agreement, subject to the terms and conditions of the Plan which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of the Option Agreement, the terms and conditions of the Plan shall prevail.

         Section 2.2 Exercise Price

         Subject to Section 2.4, the exercise price of the Shares covered by the Option shall be determined at the time of grant and shall be such per share exercise price as is set forth in the Notice of Grant, attached hereto.

         Section 2.3 Consideration to the Company

         In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Option Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause.

         Section 2.4 Adjustments to Option Pursuant to Merger, Consolidation, etc.

         Subject to Section 8 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares and/or the amount of consideration as to which or for which, as the case may be, such Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

         Section 3.1 Commencement of Exercisability

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                  (a)      The Option shall become vested and exercisable
pursuant to the vesting schedule set forth in the Notice of Grant.

                  (b) Notwithstanding the foregoing, no Option shall become exercisable as to any additional Shares following the termination of employment of the Optionee for any reason and any Option (other than as provided in the next succeeding sentence) which is not exercisable as of the Optionee's termination of employment shall be immediately canceled.

         Section 3.2 Expiration of Option. The Option may not be exercised to any extent by the Optionee after the first to occur of the following events:

                  (a) The close of business on the tenth anniversary of the Grant Date (as set forth in the Notice of Grant); or

                  (b) The first anniversary of the date of the Optionee's termination of employment by reason of death or Permanent Disability; or

                  (c) Ninety (90) days after the date of the Optionee's termination of employment for any reason other than death or Permanent Disability; or

                  (d) If the Committee so determines pursuant to Section 8 of the Plan, the effective date of either the merger or consolidation of the Company into another Person, or the exchange or acquisition by another Person of all or substantially all of the Company's assets or 80% or more of its then outstanding voting stock, or the recapitalization, reclassification, liquidation or dissolution of the Company. At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

                                   ARTICLE IV

                               EXERCISE OF OPTION

         Section 4.1 Person Eligible to Exercise

         During the lifetime of the Optionee, only he or she may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

         Section 4.2 Partial Exercise

         Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof

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becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole Shares only.

         Section 4.3 Manner of Exercise

         An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Company's Stock Plan Administration Department all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

                  (a) An exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan and Applicable Laws.

                  (b) Full payment (in cash, by check or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

                  (c) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

                  (d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance with Applicable Laws, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         Section 4.4 Conditions to Issuance of Stock Certificates

         The Shares deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or desirable; and

                  (b) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

         Section 4.5 Rights as Stockholder

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         The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.1 Administration

         The Committee shall have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Option Agreement.

         Section 5.2 Notice of Disqualifying Disposition of ISO Shares Option Not Transferable

         If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         Section 5.3 Option Not Transferable

         Unless otherwise determined by the Committee, this Option may not be transferred or assigned by the Optionee in any manner other than by will or by the laws of descent and distribution. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         Section 5.4 Shares to Be Reserved

         The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

         Section 5.5 Notices

         Any notice to be given under the terms of this Option Agreement to the Company shall be addressed to the Company in care of its Stock Plan Administration Department, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto.

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By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.5. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

         Section 5.6 Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.

         Section 5.7 Amendment

         This Option Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Option Agreement.

         Section 5.8 Governing Law

         The laws of the State of Delaware (or if the Company reincorporates in another state, the laws of that state) shall govern the interpretation, validity and performance of the terms of this Option Agreement regardless of the law that might be applied under principles of conflicts of laws.

         Section 5.9 Jurisdiction

         Any suit, action or proceeding against the Optionee with respect to this Option Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state) or California, as the Company may elect in its sole discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Option Agreement brought in any court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state) or California, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Option Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state) or California, and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

         Section 5.10 Counterparts; Acceptance through Signature of Notice of Grant

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         This Option Agreement may be signed in two or more counterparts, each of which will be deemed an original and together shall constitute one and the same instrument. The Notice of Grant, when duly executed and delivered by each of the Company and the Optionee, respectively, in accordance with the terms hereof and thereof, shall supplement and form a part of this Option Agreement, and references to this Option Agreement shall be construed accordingly. The due execution of the Notice of Grant by each of the Company and the Optionee, respectively, shall be deemed to constitute the execution by the Company and by the Optionee of this Option Agreement.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                 PROXIM CORPORATION

___________________________________       ______________________________________
Signature                                 By

___________________________________       ______________________________________
Print Name                                Title

___________________________________
Residence Address

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                                    EXHIBIT A

                               PROXIM CORPORATION

                  1999 PROXIM CORPORATION STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

Proxim Corporation
935 Stewart Drive
Sunnyvale, CA 94085
Attention:  Stock Plan Administration

         1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Proxim Corporation (the "Company") under and pursuant to the 1999 Proxim Corporation Stock Incentive Plan (the "Plan") and the Stock Option Agreement dated, _________, ___ (the "Option Agreement"). The purchase price for the Shares shall be $________, as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 8 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with

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the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This Exercise Notice, the Option Agreement and the Plan are governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                             Accepted by:

PURCHASER                                 PROXIM CORPORATION

___________________________________       ______________________________________
Signature                                 By

___________________________________       ______________________________________
Print Name                                Title

                                          ______________________________________
                                          Date Received

Address: _________________________        Address: 935 Stewart Drive

         _________________________                 Sunnyvale, CA 94085

         _________________________

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